Exhibit 10.10

SUBSCRIPTION AGREEMENT

THE UNDERSIGNED ( “Subscriber”) hereby subscribes for and agrees to purchase from RJF Labs, Inc, a Nevada corporation (the Corporation"), 100 shares of the capital stock, no par value, of the Corporation (the "Shares"), for the following consideration:

All right, title and interest in and to Subscriber’s proprietary process and related know-how for the extraction of cannabinoids from cannabis by assignment of rights in form and substance substantially similar to Exhibit A attached hereto (the "Assignment of Property Rights").

The consideration for the shares shall be tendered by delivery herewith of an executed Assignment of Property Rights, together with an executed Form W-9, a copy of which is attached hereto as Exhibit B.  The Subscriber agrees that the Shares will be issued effective July 15, 2014.

The Subscriber hereby acknowledges the representations and warranties set forth in that certain Investment Letter executed in connection with the Subscriber's purchase of the Shares, a copy of which is attached hereto as Exhibit C and incorporated by reference herein.

EXECUTED this 16th day of July, 2014.

SUBSCRIBER:

RAYMOND KELLER

By: /s/ Raymond Keller
Raymond Keller

Address:                27220 J.C. Lane
Bonita Springs, FL 34135

ACCEPTANCE

AGREED TO AND ACCEPTED in accordance with the terms of this Subscription Agreement as of this 16th day of July, 2014.

CORPORATION:

RJF LABS, INC.,
A Nevada Corporation

By: /s/ Jeffrey I. Binder
Jeffrey I. Binder
Chairman, President and Chief Executive Officer

EXHIBIT A

ASSIGNMENT OF PROPERTY RIGHTS

ASSIGNMENT OF PROPERTY RIGHTS

THIS ASSIGNMENT OF PROPERTY RIGHTS (the "Assignment") is made as of the 16th day of July, 2014, by RAYMOND KELLER, an individual residing at 27220 J.C. Lane, Bonita Springs, FL 34135 ("Assignor"), to RJF LABS, INC, a Nevada corporation with its principal place of business at 11767 S. Dixie Highway, Suite 115, Miami, FL 33156 ("Assignee").

WHEREAS, Assignor is the owner of all rights, title and interests in and to the concepts, inventions and technologies more specifically described in Attachment A to this Assignment (the "Property");

WHEREAS, Assignor has agreed to purchase shares of the common stock of Assignee in consideration for Assignor's transfer and assignment to Assignee of all of Assignor's right, title and interest in and to the Property; and

WHEREAS, in connection with such transfer, Assignor has agreed to execute such instruments as the Assignee may reasonably request in order to effectuate the conveyance, transfer and assignment of the Property to Assignee and its successors and assigns.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Property, free and clear of any encumbrances, including, but not limited to, any and all patents, copyrights, trademarks, designs, processes, formulas, urls, websites, business models, confidential information, trade secrets, work product, know-how and any other proprietary information and intellectual property relating to or used in the Property, and any and all goodwill associated therewith, in each case whether now existing or developed in the future, throughout the world, all rights to sue for infringement of the Property, whether arising prior to or subsequent to the date of this Assignment, and the rights to any and all applications, registrations, renewals and extensions thereof that may now exist or hereafter be secured under the laws now or hereafter in effect in the United States and in any other jurisdiction, the same to be held, used and enjoyed by the said Assignee, its assigns, designees, nominees and other legal representatives, from and after the date hereof as fully and entirely as the same would have been held, used and enjoyed by the said Assignor had this Assignment not been made.

Assignor agrees to do the following, when requested, and without further consideration, in order to carry out the intent of this Assignment: (i) execute, deliver and file all oaths, assignments, specifications, powers of attorney, applications, and other papers necessary or desirable to perfect the assignment and fully secure to Assignee  the rights, titles and interests herein conveyed; and (ii) generally assist in the vesting in Assignee the rights, titles, and interests herein conveyed including, without limitation, providing Assignee, upon Assignee's  request, with all pertinent facts and documents relating to said Property, as may be known and accessible to Assignor and Assignor will testify as to the same in any interference or litigation related thereto and will promptly execute and deliver to Assignee or its legal representative any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said

1

Property. Assignor further agrees to provide any successor, transferee, assignee, or legal representative of Assignee with the benefits and assistance provided to Assignee hereunder.

Assignor represents that (i) Assignor is the sole owner of the Property, (ii) neither Assignor nor any other person or entity has previously licensed any portion of the Property to any third party; (iii) the Property is not encumbered by any lien, claim or other encumbrance, (iv) Assignor has the sole right to sell, assign and transfer the Property, (v) Assignor has made no prior assignment of any portion of the Property, and (vi) Assignor has no knowledge of any current or continuing infringement of any portion of the Property.

Assignor hereby authorizes the United States Patent and Trademark Office and any other U.S. and foreign office whose duty it is to issue, certify, or assign registrations or applications for patents, trademarks, service marks, copyrights or internet domains to issue, certify or assign as appropriate, the same to Assignee and Assignee's successors, assigns, designees, nominees, and other legal representatives in accordance with the terms of this Assignment.

Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Assignment shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of laws thereof

IN WITNESS WHEREOF,  Assignor has executed this Assignment as of the date first above written.

Assignor: Raymond Keller

/s/ Raymond Keller

State of FLORIDA                       )
                                                        ) ss.:
County of COLLIER                    )

On this 16th day of September, 2014, before me, the subscriber, a notary public authorized to take acknowledgments and proofs in the State and County aforesaid, personally appeared Raymond Keller, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same.

Witness my hand and official seal.

/s/ Kathryn T. Oliver
Notary Public

2

ATTACHMENT A

PROPERTY

The proprietary process for extracting, cleaning, and converting the cannabinoids from the cannabis plant and the associated delivery materials and systems for such cannabinoids.

3

EXHIBIT B

FORM W-9

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

# Request for Taxpayer Identification Number and Certification

**Give Form to the requester. Do not send to the IRS.**

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)
RAYMOND KELLER

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☒ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):
Exempt payee code (if any) ______
Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)
27220 J.C. LANE

City, state, and ZIP code
BONITA SPRINGS, FL 34135

Requester's name and address (optional)

List account number(s) here (optional)

## Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

**Note.** If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ - ☐☐ - ☐☐☐☐

Employer identification number
☐☐ - ☐☐☐☐☐☐☐

## Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

**Certification instructions.** You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

**Sign Here** Signature of U.S. person ▶ Date ▶ 7/16/14

## General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

**Future developments.** The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

## Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

**Note.** If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

**Definition of a U.S. person.** For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

**Special rules for partnerships.** Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

**Foreign person.** If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

### Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

**What is FATCA reporting?** The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

## Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

**Criminal penalty for falsifying information.** Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

**Misuse of TINs.** If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

# Specific Instructions

## Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

**Sole proprietor.** Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

**Partnership, C Corporation, or S Corporation.** Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

**Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

**Note.** Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

**Limited Liability Company (LLC).** If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

**Other entities.** Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

## Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page 3

**Exempt payee code.** Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

**Note.** If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

| IF the payment is for . . . | THEN the payment is exempt for . . . |
|---|---|
| Interest and dividend payments | All exempt payees except for 7 |
| Broker transactions | Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. |
| Barter exchange transactions and patronage dividends | Exempt payees 1 through 4 |
| Payments over $600 required to be reported and direct sales over $5,000[1] | Generally, exempt payees 1 through 5[2] |
| Payments made in settlement of payment card or third party network transactions | Exempt payees 1 through 4 |

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

**Exemption from FATCA reporting code.** The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

## Part I. Taxpayer Identification Number (TIN)

**Enter your TIN in the appropriate box.** If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

**Note.** See the chart on page 4 for further clarification of name and TIN combinations.

**How to get a TIN.** If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

**Note.** Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

**Caution:** *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

## Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

**Signature requirements.** Complete the certification as indicated in items 1 through 5 below.

**1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.** You must give your correct TIN, but you do not have to sign the certification.

**2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.** You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

**3. Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

**4. Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

**5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.** You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4

## What Name and Number To Give the Requester

| For this type of account: | Give name and SSN of: |
|---|---|
| 1. Individual | The individual |
| 2. Two or more individuals (joint account) | The actual owner of the account or, if combined funds, the first individual on the account [1] |
| 3. Custodian account of a minor (Uniform Gift to Minors Act) | The minor [2] |
| 4. a. The usual revocable savings trust (grantor is also trustee) | The grantor-trustee [1] |
| b. So-called trust account that is not a legal or valid trust under state law | The actual owner [1] |
| 5. Sole proprietorship or disregarded entity owned by an individual | The owner [3] |
| 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) | The grantor* |
| **For this type of account:** | **Give name and EIN of:** |
| 7. Disregarded entity not owned by an individual | The owner |
| 8. A valid trust, estate, or pension trust | Legal entity [4] |
| 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 | The corporation |
| 10. Association, club, religious, charitable, educational, or other tax-exempt organization | The organization |
| 11. Partnership or multi-member LLC | The partnership |
| 12. A broker or registered nominee | The broker or nominee |
| 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments | The public entity |
| 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) | The trust |

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

**Note.** If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

## Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

**Protect yourself from suspicious emails or phishing schemes.** Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

## Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

EXHIBIT C

INVESTMENT  LETTER

INVESTMENT LETTER

TO:         RJF Labs, Inc.
Attn:       Jeffrey I. Binder
President and Chief Executive Officer

In connection with the purchase of One Hundred (100) shares of the capital stock (the "Shares") of RJF Labs, Inc., a Nevada corporation (the "Corporation"), by Raymond Keller (the "Subscriber") pursuant to that certain Subscription Agreement effective July 16, 2014, by and between the Corporation and the Subscriber (the "Subscription Agreement"), the Subscriber acknowledges, represents, warrants, covenants and agrees as follows:

1.	The Subscriber represents that:

(a) The Subscriber is acquiring the Shares for his own account, for investment and not with a view to, or for resale in connection with, the distribution thereof and that he has no present intention of distributing the Shares;

(b) The Subscriber possesses such knowledge and experience in financial and business matters pertaining to the type of business conducted by the Corporation and otherwise, that he is capable of evaluating the merits and risks of an investment in the Shares;

(c) The Subscriber is fully familiar with the Corporation and its business, operations, condition (financial and other), assets, liabilities and prospects and has had access to any and all material information he deems necessary or appropriate to enable the Subscriber to make an investment decision in connection with the purchase of the Shares; and

(d) The Subscriber's financial situation is such that he can afford to bear the economic risk of holding the Shares for an indefinite period of time and can afford to suffer a complete loss of his investment in the Shares.

2.	The Subscriber understands and acknowledges that:

(a) The Shares have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities laws, that the Subscriber may not transfer, resell or otherwise dispose of the Shares except pursuant to a registration statement in compliance with the Act and any applicable state securities laws, unless exemptions from the registration requirements of the Act and any applicable state securities laws are available that the Subscriber must, therefore, bear the economic risks of an investment in the Shares for an indefinite period of time;

(b) The Corporation is under no obligation to register the Shares pursuant to the Act or any state securities laws or to comply with or make available any exemption from the registration requirements thereof;

(c) Any certificates representing the Shares will contain a legend to the effect that the Shares cannot be transferred, resold or otherwise disposed of except in compliance with the Act and any applicable state securities laws;

(d) A "stop-transfer" order will be issued with respect to the Shares to effectuate the foregoing restrictions of the Shares and the Corporation shall have no obligation to effect any purported transfer of the Shares except upon demonstration of compliance with the foregoing restrictions; and

(e) The Subscriber has had the opportunity to ask questions of the Corporation and its representatives and receive answers from the Corporation and its representatives concerning the Corporation and the Subscriber's investment in the Shares and to obtain additional information possessed by the Corporation, or obtainable without unreasonable effort or expense, that is necessary to verify the accuracy of the information furnished to the Subscriber.

3. The Subscriber covenants and agrees that he will not sell,  pledge, encumber, hypothecate, assign, transfer or otherwise dispose of the Shares or any interest therein, or make any offer to attempt to do any of the foregoing, except (a)  pursuant to a registration statement in compliance with the Act and all applicable state securities laws, or in a transaction which, in the opinion of counsel for the Corporation, is exempt from the registration requirements thereof; and (b) in accordance with the terms and conditions set forth in the bylaws of the Corporation.

The Subscriber understands and acknowledges that the Corporation will rely upon the acknowledgments, representations, warranties, covenants and agreements contained herein (and any supplemental information provided to the Corporation) for the purpose of determining whether this transaction meets the requirements for an exemption from the registration requirements  of the Act and applicable state securities laws. The Subscriber hereby  agrees to indemnify and hold harmless the Corporation and its officers, directors, and employees for, from and against any cost, expense, claim, liability or damage arising out of or resulting :from any breach of such covenant and agreement including, without limitation, any liability of the Corporation to any third person purchasing any Shares. Further, the Subscriber covenants and agrees that, if there should be any material change with respect to any of the representations and warranties contained herein, after the execution of this Investment Letter and prior to the issuance of the Shares to him, the Subscriber will immediately furnish the revised or corrected information to the Corporation.

EXECUTED this 16thday of July 2014.

RAYMOND KELLER

By: /s/ Raymond Keller
       Raymond Keller

2